U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report - October 21, 2004
                        (Date of earliest event reported)


                         EAST PENN FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



       Pennsylvania                    0-50330                 65-1172823
       ------------                    -------                 ----------
(State or other Jurisdiction     (Commission File No.)       (IRS Employer
    of Incorporation)                                     Identification Number)


    731 Chestnut Street, Emmaus, PA                                     18049
   ----------------------------------                                  -------
(Address of principal executive offices)                             (Zip Code)


                                 (610) 965-5959
                                 --------------
               (Registrant's telephone number including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

          On October 21, 2004, East Penn Financial Corporation issued a press release discussing its third quarter results. The press release, attached as Exhibit 99.1 hereto and incorporated herein by reference, is being furnished to the SEC and shall not be deemed to be "filed" for any purpose.

Item 9.01. Financial Statements, Pro Forma Financial Information And Exhibits.

     (a)  Financial Statements of Businesses Acquired.

          None

     (b)  Pro Forma Financial Information.

          None

     (c)  Exhibits:

          The following exhibits are furnished herewith:

          99.1 Press release, dated October 21, 2004, of East Penn Financial Corporation.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           EAST PENN FINANCIAL CORPORATION
                                           (Registrant)


Dated: October 21, 2004                    /s/ Theresa M. Wasko
                                           ------------------------------
                                           Theresa M Wasko, Treasurer and
                                           Chief Financial Officer

                                  EXHIBIT INDEX



                                                                     PAGE NO. IN
                                                                      MANUALLY
                                                                       SIGNED
EXHIBIT NO.                                                           ORIGINAL
-----------                                                           --------

99.1         Press release, dated October 21, 2004,                       6
             of East Penn Financial Corporation.